UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
 (Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2025

HILLENBRAND, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville,	Indiana	47006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (812) 931-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 29, 2025, Hillenbrand, Inc. (the “Company”) issued a press release and furnished a Form 8-K (the “Original Form 8-K”) reporting earnings for the second quarter ended March 31, 2025, which was attached as Exhibit 99.1 to the Original Form 8-K. Subsequent to the filing, the Company identified an error in the Fiscal 2025 Outlook table. The Company is filing this Form 8-K/A (this “Amendment”) to furnish its updated press release to include the correction, and no other changes are being made to the Original Form 8-K.

Item 2.02. Results of Operations and Financial Condition

On April 29, 2025, Hillenbrand, Inc. (the “Company”) issued a press release announcing its earnings for the second quarter ended March 31, 2025, attached hereto as Exhibit 99.1.

The information furnished in this Amendment, including any Exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

As disclosed in Item 2.02 above, on April 29, 2025, the Company issued a press release announcing its earnings for the second quarter ended March 31, 2025. A copy of the release is furnished as Exhibit 99.1 to this Amendment and incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No	Description

Exhibit 99.1	Press Release dated April 29, 2025, issued by the Company
Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.

Date: April 29, 2025
	BY:	/s/ Robert M. VanHimbergen
Robert M. VanHimbergen
Senior Vice President and Chief Financial Officer

Date: April 29, 2025
	BY:	/s/ Megan A. Walke
Megan A. Walke
Vice President, Corporate Controller and Chief
Accounting Officer

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